UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):       May 6, 2011

NINE MILE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Nevada	331-143039	20-8006878
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number	Identification No.)

563 West 500 South, Ste 330, Bountiful, UT 84010
(Address of principal executive offices)

Registrant's telephone number, including area code: (877) 499-1992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

FORM 8-K

Item  1.01   Entry into a Material Definitive Agreement.

On May 6, 2011, we closed that certain Securities Purchase Agreement dated April 19, 2011 (the “SPA”) with EBE, LLC, a Delaware limited liability company (“EBE”).  Pursuant to the SPA, EBE purchased 2,000,000 shares of our authorized, but previously unissued common stock (the “Shares”), post split after giving effect to the one share for four shares reverse split that became effective on May 6, 2011 (the “Reverse Split”).  As consideration for the Shares, EBE paid us the cash consideration of $131,319.00.

As a result of the Reverse Split, each four shares of our issued and outstanding common stock was converted into one share.  No fractional shares were issued in connection with the Reverse Split, rather fractional shares were rounded up to the next whole number of shares.  No stockholders received cash in lieu of fractional shares.  All split shares issued in connection with the Reverse Split are fully paid and non-assessable. The par value of our common stock remains at $0.001 per share.

Prior to the Reverse Split, we had 4,758,136 shares of common stock issued and outstanding, which included 2,000,000 shares (pre-split) being held in escrow as part of the Shares to be issued under the SPA.  The 2,000,000 shares equal 500,000 shares post split and were delivered to EBE at the closing of the SPA.  Following the Reverse Split, the outstanding shares were reduced to approximately 1,189,534 shares, without giving effect to the rounding up of fractional shares.  After issuing the balance of the Shares pursuant to the SPA, our total outstanding common stock as of May 6, 2011 was 2,689,534 shares.  EBE becomes our principal controlling stockholder with 2,000,000 shares of common stock.

Item  3.02   Unregistered Sales of Equity Securities.

Pursuant to the terms of the SPA, on May 6, 2011 we issued to EBE 2,000,000 shares of our authorized, but previously unissued common stock, post split, for the total consideration of $131, 319.00.  Also on May 6, 2011, our board of directors authorized the issuance of 875,388 shares of authorized, but previously unissued common stock, to two directors in consideration for services rendered to the company and for facilitating the investment of capital into the company by EBE.  Upon the certification and issuance of these shares, our total outstanding common stock will be 3,564,922 shares.  The  aforementioned shares were issued in private transactions to sophisticated investors in reliance on an exemption from registration under the Securities Act of 1933 pursuant to Section 4(2) of that Act.

Item  5.01   Changes in Control of Registrant.

Following the issuance of the Shares pursuant to the SPA, EBE becomes our principal controlling stockholder.  Also on May 6, 2011, effective at the closing of the SPA, the following directors and executive officers resigned their respective positions:  Damon Deru (CEO and director), Andrew Limpert (Chairman of the Board and director), Michael Christensen (Secretary, Principal Financial Officer, Principal Accounting Officer and director), and Ryan Sullivan (Chief Technology Officer).  Each of the foregoing resignations were in connection with the closing of the SPA and change of control and there were no disagreements between any of the individuals and the company on any matter relating to the company's operations, policies or practices.

Also effective at the closing of the SPA on May 6, 2011, Jason Weilert was appointed as our new sole director and will act as principal executive officer.  No other replacements will be named at this time.  Since January of 2007 Mr. Weilert has worked at Viking River Cruises, the world's largest river cruise operator.  He previously served as CFO of a public company and sat on its board of directors.  In addition, from June 2005 to December 2006, Mr. Weilert worked on the finance team at Ownit Mortgage Solutions, a sub-prime mortgage lender.  Before this, he served as a tax accountant and business manager at the CPA firm, Schuch, Bagley & Associates, from January 2004 to June 2005.  From June 2001 to December 2003, Mr. Weilert served as a manager with Informa Research Services, a financial market research firm.  In 2009, he obtained his Real Estate Salespersons License in the state of California.  Mr. Weilert earned his bachelor's degree at University of California, Santa Barbara and earned a certificate in accounting from UCLA Extension.

Item  5.02   Departure of Directors o Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.01 above for the applicable disclosure.

Item  5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

We have amended our articles of incorporation, effective May 6, 2011, to change our authorized capitalization by adding 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share.  Our board of directors is empowered to set new classes, series, and other terms and conditions of preferred shares, which shares may be issued from time to time in one or more series in the discretion of the board.  The board is also authorize to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

We further amended our articles of incorporation to empower the board of directors to change the name of our corporation, without shareholder approval, to a name that will promote or better describe our business that the board, in its sole discretion, deems appropriate.  The Reverse Split and the amendments to change our authorized capitalization and to empower to board to make future name changes, were approved on April 19, 2011 by the board of directors and by written consent of two of our principal stockholders owning 52% of our outstanding shares.

Notes about Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                                Description

Exhibit No.	Description

2.1	Certificate of Amendment

10.1(1)	Securities Purchase Agreement
_____________________
(1) Filed as exhibit on Form 8-K filed April 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nine Mile Software, Inc.

Date: May 9, 2011	By: /s/ JASON WEILERT
Director